COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	111.7%
APARTMENT	5.5%
Essex Property Trust, Inc.(a)		216,212	$57,871,304
UDR, Inc.(a)(b)		1,038,772	38,704,645

			96,575,949

DATA CENTERS	12.8%
Digital Realty Trust, Inc.(a)		845,410	146,154,481
Equinix, Inc.(a)(b)		99,300	77,775,732

			223,930,213

FREE STANDING	5.6%
Agree Realty Corp.(a)		281,350	19,987,104
NETSTREIT Corp.(a)(b)		1,103,359	19,926,663
Realty Income Corp.(a)		940,572	57,177,372

			97,091,139

GAMING	1.3%
VICI Properties, Inc., Class A(a)		716,265	23,357,402

HEALTH CARE	20.4%
CareTrust REIT, Inc.(a)		584,335	20,264,738
Healthcare Realty Trust, Inc., Class A		2,886,368	52,041,215
Omega Healthcare Investors, Inc.(a)(b)		744,450	31,430,679
Welltower, Inc.(a)(c)		1,423,518	253,585,496

			357,322,128

HOTEL	3.8%
Host Hotels & Resorts, Inc.(a)		3,864,633	65,776,054

INDUSTRIALS	7.2%
Lineage, Inc.(d)		142,519	5,506,934
Prologis, Inc.(a)		1,047,925	120,008,371

			125,515,305

MANUFACTURED HOME	5.3%
Equity LifeStyle Properties, Inc.(a)		754,407	45,792,505
Sun Communities, Inc.(a)		365,633	47,166,657

			92,959,162

OFFICE	3.5%
BXP, Inc.(a)		530,699	39,452,164
Highwoods Properties, Inc.(a)(b)		510,337	16,238,923
Hudson Pacific Properties, Inc.(e)(f)		1,778,591	4,908,911

			60,599,998

REGIONAL MALL	3.4%
Simon Property Group, Inc.(a)(b)		318,879	59,844,022

SELF STORAGE	6.7%
Extra Space Storage, Inc.(a)		508,886	71,722,393
Public Storage(a)(b)(c)		156,416	45,180,762

			116,903,155

SHOPPING CENTER	3.6%
Kimco Realty Corp.(a)		2,875,398	62,827,446

		Shares	Value
SINGLE FAMILY HOMES	5.4%
Invitation Homes, Inc.(a)(b)		3,213,255	$94,244,769

SPECIALTY	6.0%
Iron Mountain, Inc.(a)(b)		652,907	66,557,339
Lamar Advertising Co., Class A(a)(b)		316,604	38,758,662

			105,316,001

TELECOMMUNICATIONS	17.9%
American Tower Corp.(a)		808,205	155,433,986
Crown Castle, Inc.(a)		1,259,570	121,535,909
SBA Communications Corp., Class A(a)(b)		184,098	35,595,348

			312,565,243

TIMBERLAND	3.3%
Rayonier, Inc.(a)		784,927	20,831,962
Weyerhaeuser Co.(a)(b)		1,478,497	36,651,941

			57,483,903

TOTAL COMMON STOCK (Identified cost—$1,621,271,285)			1,952,311,889

PREFERRED SECURITIES—EXCHANGE-TRADED	11.2%
BANKING	1.4%
Bank of America Corp., 4.25%, Series QQ(g)		24,265	438,469
Bank of America Corp., 5.375%, Series KK(a)(g)		100,000	2,286,000
Bank of America Corp., 6.00%, Series GG(a)(g)		224,608	5,673,598
JPMorgan Chase & Co., 4.625%, Series LL(a)(g)		124,812	2,529,939
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		75,000	1,863,750
Wells Fargo & Co., 4.25%, Series DD(a)(g)		69,325	1,231,905
Wells Fargo & Co., 4.70%, Series AA(a)(g)		88,000	1,723,920
Wells Fargo & Co., 4.75%, Series Z(a)(g)		208,044	4,106,789
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(g)		4,000	4,937,160

			24,791,530

DIVERSIFIED	1.5%
Armada Hoffler Properties, Inc., 6.75%, Series A(a)(g)		378,000	8,327,340
DigitalBridge Group, Inc., 7.125%, Series J(a)(g)		404,788	8,913,432
DigitalBridge Group, Inc., 7.15%, Series I(a)(g)		404,770	9,026,371

			26,267,143

FINANCE	0.1%
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		49,956	1,296,358
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61(a)		50,000	913,000

			2,209,358

FREE STANDING	0.2%
Agree Realty Corp., 4.25%, Series A(a)(g)		156,565	2,841,655

HOTEL	1.1%
Pebblebrook Hotel Trust, 5.70%, Series H(a)(g)		234,000	4,219,020
Pebblebrook Hotel Trust, 6.375%, Series G(a)(g)		168,800	3,359,120
RLJ Lodging Trust, 1.95%, Series A (Convertible)(a)(g)		115,291	2,908,792
Summit Hotel Properties, Inc., 5.875%, Series F(a)(g)		122,693	2,360,613
Summit Hotel Properties, Inc., 6.25%, Series E(a)(g)		226,000	4,386,660
Sunstone Hotel Investors, Inc., 6.125%, Series H(a)(g)		96,680	2,059,284

			19,293,489

		Shares	Value
INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(a)(g)		92,192	$4,426,138
Rexford Industrial Realty, Inc., 5.625%, Series C(a)(g)		30,000	683,400

			5,109,538

INSURANCE	0.2%
Allstate Corp., 7.375%, Series J(a)(g)		81,248	2,152,259
American Financial Group, Inc., 5.875%, due 3/30/59(a)		26,958	620,304

			2,772,563

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.375%, Series D(a)(g)		115,000	2,604,750

OFFICE	0.2%
City Office REIT, Inc., 6.625%, Series A(a)(g)		61,000	1,537,206
Hudson Pacific Properties, Inc., 4.75%, Series C(a)(g)		40,939	583,790
Vornado Realty Trust, 5.25%, Series N(a)(g)		122,040	2,167,431

			4,288,427

SELF STORAGE	2.4%
National Storage Affiliates Trust, 6.00%, Series A(a)(g)		234,120	5,445,631
Public Storage, 4.00%, Series P(a)(g)		257,058	4,441,962
Public Storage, 4.00%, Series R(g)		87,389	1,491,730
Public Storage, 4.10%, Series S(a)(g)		96,792	1,708,379
Public Storage, 4.125%, Series M(g)		191,800	3,362,254
Public Storage, 4.625%, Series L(a)(g)		821,114	16,118,468
Public Storage, 4.70%, Series J(a)(g)		233,965	4,665,262
Public Storage, 4.75%, Series K(a)(g)		101,000	2,064,440
Public Storage, 4.875%, Series I(g)		56,213	1,174,852
Public Storage, 5.15%, Series F(g)		75,000	1,711,500

			42,184,478

SHOPPING CENTER	1.2%
CTO Realty Growth, Inc., 6.375%, Series A(g)		56,754	1,208,866
Kimco Realty Corp., 5.125%, Series L(a)(g)		51,193	1,095,018
Kimco Realty Corp., 5.25%, Class M(a)(g)		201,358	4,454,039
Regency Centers Corp., 5.875%, Series B(a)(g)		209,900	5,014,511
Regency Centers Corp., 6.25%, Series A(a)(g)		161,156	3,920,925
Saul Centers, Inc., 6.00%, Series E(a)(g)		111,000	2,598,510
Saul Centers, Inc., 6.125%, Series D(a)(g)		101,300	2,267,094

			20,558,963

SINGLE FAMILY HOMES	0.5%
American Homes 4 Rent, 5.875%, Series G(a)(g)		155,530	3,717,167
American Homes 4 Rent, 6.25%, Series H(a)(g)		228,349	5,503,211

			9,220,378

SPECIALTY	0.3%
EPR Properties, 5.75%, Series G(a)(g)		132,002	2,856,523
EPR Properties, 9.00%, Series E (Convertible)(a)(g)		57,085	1,801,603

			4,658,126

		Shares	Value
TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(a)(g)		279,911	$5,575,827
AT&T, Inc., 5.00%, Series A(a)(g)		188,182	3,942,413
T-Mobile USA, Inc., 5.50%, due 6/1/70		135,504	3,069,165

			12,587,405

UTILITIES	0.9%
CMS Energy Corp., 5.875%, due 3/1/79(a)		251,310	6,066,623
DTE Energy Co., 5.25%, due 12/1/77, Series E(a)		114,351	2,547,740
DTE Energy Co., 6.25%, due 10/1/85, Series H		99,600	2,528,844
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U		28,042	722,082
Sempra, 5.75%, due 7/1/79(a)		89,854	2,054,063
Southern Co., 4.95%, due 1/30/80, Series 2020(a)(b)		39,187	822,143
Southern Co., 6.50%, due 3/15/85		67,675	1,745,338

			16,486,833

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$201,950,071)			195,874,636

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	10.5%
BANKING	5.4%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(g)(h)(i)		1,200,000	1,340,831
Bank of America Corp., 6.625% to 5/1/30, Series OO(g)(i)		2,000,000	2,083,228
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(a)(b)(g)(i)		3,877,000	3,804,222
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(i)		1,000,000	1,064,117
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(g)(h)(i)		5,400,000	6,140,189
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(g)(h)(i)(j)		3,800,000	4,034,658
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(g)(h)(i)(j)		2,200,000	2,353,344
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(g)(i)		4,938,000	4,887,909
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(g)(i)		3,850,000	3,617,779
Citigroup Capital III, 7.625%, due 12/1/36(a)		1,090,000	1,213,678
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)(g)(i)		6,000,000	5,983,963
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(b)(g)(i)		2,140,000	2,156,089
Citigroup, Inc., 6.875% to 8/15/30, Series GG(g)(i)		1,800,000	1,856,965
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(g)(i)		3,500,000	3,599,075
Citigroup, Inc., 7.00% to 8/15/34, Series DD(g)(i)		1,250,000	1,329,519
Cooperatieve Rabobank UA, 6.50% (Netherlands)(g)(k)		EUR 1,500,000	2,030,076
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(g)(h)(j)(l)		1,500,000	142,500
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(b)(g)(h)(i)		1,225,000	1,230,151
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(g)(h)(i)(k)		1,600,000	1,697,000
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(g)(h)(i)		1,400,000	1,407,074
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(g)(h)(i)		1,550,000	1,747,400
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(g)(i)		2,270,000	2,289,865
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(g)(i)		4,260,000	4,335,802
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(i)		2,000,000	1,982,366
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(i)		2,100,000	2,168,476
Societe Generale SA, 8.125% to 11/21/29 (France)(g)(h)(i)(j)		2,400,000	2,518,265
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(g)(h)(i)(j)		1,800,000	1,932,469
State Street Corp., 6.70% to 9/15/29, Series J(g)(i)		1,800,000	1,882,823
Swedbank AB, 7.75% to 3/17/30 (Sweden)(g)(h)(i)(k)		2,200,000	2,368,872

		Principal Amount*	Value
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(i)		2,000,000	$2,107,920
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(i)		1,000,000	1,058,301
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(g)(h)(i)(j)		2,600,000	2,690,852
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(g)(h)(i)(j)		1,800,000	1,836,826
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(g)(h)(i)(j)		2,600,000	2,874,804
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(g)(h)(i)(j)		2,200,000	2,623,086
Wells Fargo & Co., 6.85% to 9/15/29(a)(b)(g)(i)		5,450,000	5,736,943
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(g)(i)		2,060,000	2,207,960

			94,335,397

BROKERAGE	0.3%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(g)(i)		1,675,000	1,649,357
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(g)(i)		1,750,000	1,859,752
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(g)(i)		1,820,000	1,923,840

			5,432,949

ENERGY	0.3%
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(g)(i)		2,000,000	2,138,048
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(i)		3,000,000	2,978,925

			5,116,973

INSURANCE	1.0%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(b)(i)		3,090,000	3,169,559
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(g)(i)(j)		3,200,000	3,328,726
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(i)		4,140,000	4,318,865
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(b)(j)		2,000,000	2,240,262
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(b)(i)		1,700,000	1,770,995
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(g)(i)		2,500,000	2,659,373

			17,487,780

PIPELINES	1.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(i)		1,750,000	1,757,957
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(b)(i)		2,610,000	2,718,644
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(b)(i)		3,800,000	4,127,617
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(i)		2,430,000	2,785,156
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(g)(i)		1,480,000	1,490,819
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)(g)(i)		3,825,000	3,959,686
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(i)		2,300,000	2,443,941

			19,283,820

SHOPPING CENTER	0.1%
Unibail-Rodamco-Westfield SE, 4.75% to 6/11/31 (France)(g)(i)(k)		EUR 1,700,000	2,028,932

TELECOMMUNICATION SERVICES	0.7%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(i)		2,081,000	2,177,019
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(b)(i)		5,710,000	5,350,862
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(i)		500,000	394,871
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(i)		3,354,000	3,547,963

			11,470,715

UTILITIES	1.6%
AES Corp., 7.60% to 10/15/29, due 1/15/55(i)		750,000	778,561
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(b)(i)		2,600,000	2,539,003

		Principal Amount*	Value
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(b)(i)		2,600,000	$2,820,357
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(i)		1,000,000	1,063,234
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(g)(i)		2,500,000	2,468,802
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(b)(i)		2,415,000	2,529,049
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(i)		735,000	739,730
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(b)(i)		3,000,000	3,140,112
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(i)		2,167,000	2,275,898
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(i)		1,190,000	1,261,735
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(b)(i)		5,000,000	4,877,364
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)(i)		4,190,000	4,287,229

			28,781,074

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$178,552,569)			183,937,640

CORPORATE BONDS	2.9%
APARTMENT	0.3%
ERP Operating LP, 4.50%, due 6/1/45		1,500,000	1,328,336
Essex Portfolio LP, 5.50%, due 4/1/34(a)(b)		3,440,000	3,575,387

			4,903,723

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34(a)(b)		2,685,000	2,734,193
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(j)		1,000,000	971,478

			3,705,671

FREE STANDING	0.0%
Agree LP, 5.625%, due 6/15/34		925,000	964,647

HEALTH CARE	0.1%
National Health Investors, Inc., 5.35%, due 2/1/33		1,000,000	992,281
Sabra Health Care LP, 3.20%, due 12/1/31(a)(b)		500,000	454,323

			1,446,604

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		2,265,000	2,321,583

INDUSTRIALS	0.1%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		1,000,000	983,846

INFRASTRUCTURE	0.1%
Crown Castle, Inc., 4.00%, due 11/15/49		1,800,000	1,384,205

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28(a)(b)		2,975,000	2,935,990
Piedmont Operating Partnership LP, 9.25%, due 7/20/28(a)(b)		1,325,000	1,471,639

			4,407,629

REGIONAL MALL	0.2%
Simon Property Group LP, 5.85%, due 3/8/53(a)(b)		2,620,000	2,721,742

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31(a)(b)		1,473,000	1,328,341

		Principal Amount*	Value
SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53(a)(b)		1,705,000	$1,687,087

SHOPPING CENTER	0.8%
Federal Realty OP LP, 4.50%, due 12/1/44(a)		1,700,000	1,504,920
Global Net Lease, Inc., 4.50%, due 9/30/28(j)		4,200,000	4,111,990
Kimco Realty OP LLC, 4.85%, due 3/1/35(a)(b)		2,800,000	2,784,264
Kimco Realty OP LLC, 6.40%, due 3/1/34(a)(b)		1,460,000	1,617,036
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31(a)(b)		1,160,000	1,031,442
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34(a)(b)		1,995,000	2,077,256
Regency Centers LP, 5.25%, due 1/15/34(a)(b)		1,595,000	1,640,322

			14,767,230

SPECIALTY	0.6%
Newmark Group, Inc., 7.50%, due 1/12/29		840,000	901,733
VICI Properties LP, 5.625%, due 5/15/52(a)		1,765,000	1,685,085
VICI Properties LP, 6.125%, due 4/1/54		1,100,000	1,116,855
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(a)(b)(j)		6,297,000	6,087,918

			9,791,591

TOTAL CORPORATE BONDS (Identified cost—$49,192,516)			50,413,899

COMMERCIAL MORTGAGE-BACKED SECURITIES	0.3%
NYO Commercial Mortgage Trust, 5.811% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(j)(m)		4,450,000	4,423,376

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$4,278,953)			4,423,376

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.5%
Hudson Pacific Properties, Inc., exercise price $0.01(e)(n)		3,126,024	8,596,566

TOTAL WARRANTS (Identified cost—$6,939,773)			8,596,566

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.0%
Legacy Gateway JV LLC, Plano, TX(o)		56.5%	18,107,977

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			18,107,977

		Shares	Value
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.07%(p)		14,031,628	$14,031,628
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(p)		14,031,948	14,031,948

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$28,063,576)			28,063,576

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,113,886,148)	139.7%		2,441,729,559
WRITTEN OPTION CONTRACTS (Premiums received—$791,973)	(0.0)		(666,674)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.7)		(693,313,336)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,747,624,549

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(q)	Premiums Received	Value
Call — BXP, Inc.	$ 82.50	11/21/25	(662)	$ (4,921,308)	$ (55,334)	$ (56,270)
Call — Digital Realty Trust, Inc.	190.00	11/21/25	(282)	(4,875,216)	(89,184)	(59,220)
Call — Equinix, Inc.	870.00	11/21/25	(62)	(4,856,088)	(58,130)	(49,875)
Call — Host Hotels & Resorts, Inc.	18.00	11/21/25	(2,799)	(4,763,898)	(124,770)	(97,965)
Call — SBA Communications Corp.	220.00	11/21/25	(247)	(4,775,745)	(56,211)	(23,855)
Put — BXP, Inc.	62.50	10/17/25	(707)	(5,255,838)	(56,260)	(11,312)
Put — Kilroy Realty Corp.	40.00	10/17/25	(1,127)	(4,761,575)	(49,111)	(52,653)
Put — UDR, Inc.	35.00	10/17/25	(11)	(40,986)	(424)	(231)
Put — BXP, Inc.	67.50	11/21/25	(662)	(4,921,308)	(88,428)	(89,370)
Put — Equinix, Inc.	700.00	11/21/25	(63)	(4,934,412)	(64,751)	(52,853)
Put — Host Hotels & Resorts, Inc.	16.00	11/21/25	(2,799)	(4,763,898)	(72,988)	(83,970)
Put — Weyerhaeuser Co.	23.00	11/21/25	(1,980)	(4,908,420)	(76,382)	(89,100)
			(11,401)	$ (53,778,692)	$ (791,973)	$ (666,674)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$ 69,000,000	1.280%	Monthly	4.354%(r)	Monthly	2/3/26	$ 812,645	$ (1,410)	$ 814,055
115,000,000	0.762%	Monthly	4.354%(r)	Monthly	9/15/26	3,419,877	(7,859)	3,427,736
190,000,000	1.237%	Monthly	4.354%(r)	Monthly	9/15/27	8,400,253	(19,979)	8,420,232
200,000,000	3.246%	Monthly	4.240%(r)	Monthly	9/15/28	304,007	—	304,007
						$12,936,782	$(29,248)	$ 12,966,030

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,329,024	USD	3,893,194	10/27/25	$(21,195)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$1,952,311,889	$—	$—		$1,952,311,889
Preferred Securities—Exchange-Traded:
Shopping Center	18,291,869	2,267,094	—		20,558,963
Other Industries	175,315,673	—	—		175,315,673
Preferred Securities—Over-the-Counter	—	183,937,640	—		183,937,640
Corporate Bonds	—	50,413,899	—		50,413,899
Commercial Mortgage-Backed Securities	—	4,423,376	—		4,423,376
Warrants—Real Estate	—	8,596,566	—		8,596,566
Private Real Estate—Office	—	—	18,107,977	(s)	18,107,977
Short-Term Investments	—	28,063,576	—		28,063,576

Total Investments in Securities(t)	$2,145,919,431	$277,702,151	$18,107,977		$2,441,729,559

Interest Rate Swap Contracts	$—	$12,966,030	$—		$12,966,030

Total Derivative Assets(t)	$—	$12,966,030	$—		$12,966,030

Forward Foreign Currency Exchange Contracts	$—	$(21,195)	$—		$(21,195)
Written Option Contracts	(487,207)	(179,467)	—		(666,674)

Total Derivative Liabilities(t)	$(487,207)	$(200,662)	$—		$(687,869)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of September 30, 2025
Private Real Estate—Office	$20,840,567	$(2,732,590)	$18,107,977

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(2,732,590).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(u)
		Discounted	Terminal Capitalization Rate	7.25%	Decrease
Private Real Estate—Office	$18,107,977	Cash Flow	Discount Rate	8.50%	Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,493,268,791 in aggregate has been pledged as collateral.

(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $648,742,555 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $16,646,579 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813.
(e)	Non–income producing security.
(f)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $3,966,258.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $36,938,321 which represents 2.1% of the net assets of the Fund (1.5% of the managed assets of the Fund).

(i)	Security converts to floating rate after the indicated fixed–rate coupon period.
(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $42,170,554 which represents 2.4% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,124,880 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

(l)	Security is in default.
(m)	Variable rate. Rate shown is in effect at September 30, 2025.
(n)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $6,939,773. These warrants do not have a stated expiration date.

(o)	Security value is determined based on significant unobservable inputs (Level 3).
(p)	Rate quoted represents the annualized seven–day yield.
(q)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(r)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2025.
(s)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(t)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.
(u)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940 (the 1940 Act). As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of September 30, 2025 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the

Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.